Prospectus Supplement NT Focused Large Cap Value Fund
Supplement dated January 22, 2022 ■ Prospectus dated August 1, 2021
The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of NT Focused Large Cap Value Fund will be transferred to Focused Large Cap Value Fund in exchange for shares of Focused Large Cap Value Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on March 25, 2022, as of the close of the New York Stock Exchange. NT Focused Large Cap Value Fund’s G Class shareholders will receive shares of equal value of the corresponding class of Focused Large Cap Value Fund in exchange for their shares of NT Focused Large Cap Value Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
NT Focused Large Cap Value Fund and Focused Large Cap Value Fund have the same investment objectives, strategies and management fees.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97564 2201

Prospectus Supplement NT Mid Cap Value Fund
Supplement dated January 22, 2022 ■ Prospectus dated August 1, 2021
The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of NT Mid Cap Value Fund will be transferred to Mid Cap Value Fund in exchange for shares of Mid Cap Value Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on March 25, 2022, as of the close of the New York Stock Exchange. NT Mid Cap Value Fund’s G Class shareholders will receive shares of equal value of the corresponding class of Mid Cap Value Fund in exchange for their shares of NT Mid Cap Value Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
NT Mid Cap Value Fund and Mid Cap Value Fund have the same investment objectives, strategies and management fees.
For additional information about the funds, please refer to the funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97565 2201